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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                                 APRIL 3, 2000


                                 PIXTECH, INC.
            (Exact name of registrant as specified in its charter)

         DELAWARE                     0-26380                   04-3214691
(State or other jurisdiction     (Commission File              (IRS Employer
     of incorporation)                Number)                Identification No.)


                 AVENUE OLIVIER PERROY, 13790 ROUSSET, FRANCE
             (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                             011-33-4-42-29-10-00
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ITEM 5.

  On April 3, 2000, PixTech, Inc. ("PixTech" or the "Company") announced that the Defense Advanced Research Projects Agency had awarded a development contract to the Company. Under the terms of the contract, PixTech will receive approximately $6.3 million for the development and demonstration of a full color, full video rate, 12.1-inch Field Emission Display. The Company's press release announcing this transaction is filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits

          99.1 Press Release issued by the Company on April 3, 2000. Filed herewith.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 18, 2000                          PIXTECH, INC.


                                        By:   /s/ Marie Boem
                                           ---------------------------
                                           Marie Boem
                                           Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------


    99.1  Press Release issued by the Company on April 3, 2000. Filed herewith.